
YOUR
JOURNEY
BEGINS HERE®
LCI®
LCI INDUSTRIES
lippertcomponents.com

› Forward-Looking Statements

- This presentation contains certain "forward-looking statements" with respect to our financial condition, results of operations, business strategies, operating efficiencies or synergies, competitive position, growth opportunities, acquisitions, plans and objectives of management, markets for the Company's Common Stock and other matters. Statements in this presentation that are not historical facts are "forward-looking statements" for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, and involve a number of risks and uncertainties.

- Forward-looking statements, including, without limitation, those relating to the Company's future business prospects, net sales, expenses and income (loss), cash flow, and financial condition, whenever they occur in this presentation are necessarily estimates reflecting the best judgment of the Company's senior management at the time such statements were made. There are a number of factors, many of which are beyond the Company's control, which could cause actual results and events to differ materially from those described in the forward-looking statements. These factors include, in addition to other matters described in this presentation, pricing pressures due to domestic and foreign competition, costs and availability of raw materials (particularly steel and aluminum) and other components, seasonality and cyclicality in the industries to which we sell our products, availability of credit for financing the retail and wholesale purchase of products for which we sell our components, inventory levels of retail dealers and manufacturers, availability of transportation for products for which we sell our components, the financial condition of our customers, the financial condition of retail dealers of products for which we sell our components, retention and concentration of significant customers, the costs, pace of and successful integration of acquisitions and other growth initiatives, availability and costs of production facilities and labor, employee benefits, employee retention, realization and impact of expansion plans, efficiency improvements and cost reductions, the disruption of business resulting from natural disasters or other unforeseen events, the successful entry into new markets, the costs of compliance with environmental laws, laws of foreign jurisdictions in which we operate, and increased governmental regulation and oversight, information technology performance and security, the ability to protect intellectual property, warranty and product liability claims or product recalls, interest rates, oil and gasoline prices, the impact of international, national and regional economic conditions and consumer confidence on the retail sale of products for which we sell our components, and other risks and uncertainties discussed more fully under the caption "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2016, and in the Company's subsequent filings with the Securities and Exchange Commission. The Company disclaims any obligation or undertaking to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made, except as required by law.

LCI INDUSTRIES

passionate about

winning

team play with trust

honesty • integrity • candor

caring about

people

positive attitude

LCI INDUSTRIES

› Financial Performance


Net Sales
OEM net sales
Aftermarket net sales
EBITDA(1)
EBITDA
Net Sales and EBITDA (in millions)
$2,250
$2,000
$1,750
$1,500
$1,250
$1,000
$750
$500
$250
$0
$300
$250
$200
$150
$100
$50
$0
$573
$542
$31
$681
$651
$30
$901
$866
$35
$1,016
$977
$39
$1,191
$1,127
$64
$1,403
$1,300
$103
$1,679
$1,548
$131
$2,148
$1,977
$171
2010
2011
2012
2013
2014
2015
2016
2017

(1) EBITDA is net income plus income taxes, interest expense, depreciation and amortization (see supplemental schedule)

LCI INDUSTRIES

Sales by Market

($ in millions)	2010	2011	2012	2013	2014	2015	2016	2017
OEM Towable	$427	$503	$660	$725	$836	$932	$1,082	$1,369
Year over year growth		18%	31%	10%	15%	11%	16%	27%
OEM Motorhome	17	16	30	48	70	87	116	159
Year over year growth		-4%	86%	59%	46%	24%	33%	37%
OEM Adjacent Industries	96	129	171	197	210	267	322	386
Year over year growth		34%	32%	15%	7%	27%	21%	20%
Aftermarket	31	30	35	39	64	103	131	171
Year over year growth		-3%	18%	11%	64%	61%	27%	31%
International	2	3	5	7	11	14	28	63
Year over year growth		50%	67%	40%	57%	27%	100%	125%
Total	$573	$681	$901	$1,016	$1,191	$1,403	$1,679	$2,148
Year over year growth		19%	32%	13%	17%	18%	20%	28%

- Sales of Furrion products were over $85M for 2017
- Prior periods have been recast to conform to the Company's current reportable segments

LCI INDUSTRIES

Non-OEM Towable RV Net Sales


CAGR
$779
27%
$800
$700
$600
$500
$400
$300
$200
$100
$0
($ in millions)
$63
$159
38%
$171
28%
$146
22%
$386
$17
$31
$96
2010
2017
OEM Adjacent Industries
Aftermarket
OEM RV Motorhome
International

Sales for the year ended December 31, 2010 compared to the year ended December 31, 2017. Both periods exclude the Company's net sales of components for OEM Towables, which made up 75% and 64% of consolidated net sales, respectively.

LCI INDUSTRIES

Consolidated Sales Growth

Sales for the twelve months ended December 31 for each year unless noted



$2,215
$2,115
$2,015
$1,915
$1,815
$1,715
$1,615
$1,515
$1,415
$1,315
$1,215
$1,115
$1,015
($ in millions)
2013
2014
2015
2016
2017
(a)
Acquisitions ($249M, 22%) (b)
Organic ($353M, 31%) (c)
Industry ($530M, 47%) (d)

a) Proforma impact of acquisitions completed in 2016 and 2017, assuming each of these had been completed at the beginning of the year ended December 31, 2017.
b) Sales for acquisitions represent the trailing twelve month sales at the date of acquisition. Any post-acquisition change is included in organic or industry accordingly.
c) Organic growth consists primarily of gains in market share, price increases and new product sales.
d) Industry growth represents the increase in industry-wide RV wholesale shipments.

LCI INDUSTRIES

OEM and Aftermarket Industries

LCI INDUSTRIES

› RV Wholesale Shipments



Thousands of Units
600
500
400
300
200
100
-
1980
1985
1990
1995
2000
2005
2010
2015



Thousands of Units
600
500
400
300
200
100
-
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
1980
1985
1990
1995
2000
2005
2010
2015



60%
40%
20%
0%
-20%
-40%
-60%
RV Shipments Annual Change
1980
1985
1990
1995
2000
2005
2010
2015



Thousands of Units
900
800
700
600
500
400
300
200
100
-
200
175
150
125
100
75
50
25
0
1980
1985
1990
1995
2000
2005
2010
2015

Charts updated through December 2017.

- RV Shipments
- Federal Interest Rate
- Consumer Confidence
- U.S. Monthly Average Truck Production

Market Indicators

Statistics provided by RVIA in 2017.


*Interest Rates
*New Private Housing
*Fuel Prices
*Fuel Availability
*Consumer Sentiment
***Wholesale & Retail Credit Availability
*Wages & Employment
**Car & Light Truck Sales
Dealer Inventories

Sources:
* U.S. Department of Commerce
** U.S. Department of Treasury
*** Dunn & Bradstreet

LCI INDUSTRIES

› Product Lines & Volumes



AUDIO-VISUAL ELECTRONICS
FURNITURE
5,000 + RV & MARINE PIECES DAILY
APPLIANCES
SHOWERS & SINKS
AWNINGS
700+ AWNINGS DAILY
MATTRESSES
2,800 MATTRESSES DAILY
ELECTRONICS
WINDOWS
22,000 + RV, BUS, & RESIDENTIAL PIECES DAILY
DOORS
2,000+ ENTRY DOORS DAILY
SLIDE-OUT MECHANISMS
3,000 + DAILY
AXLES
3,100 + RV & TRAILER AXLES DAILY
STEPS
TOWABLE RV CHASSIS
1,300 + DAILY
BAGGAGE DOORS
3,500+ PIECES DAILY
LEVELING
300 + LEVELING SYSTEMS DAILY
SUSPENSION ENHANCEMENTS

LCI INDUSTRIES

Competitive Advantages

- Product Breadth
  - It would take a competitor substantial investments to be able to manufacture the breadth of products that we offer
- Investment into R&D
  - We make significant investments in R&D and our facilities
- Customer Relationships
  - We strive to have the best customer relationships in the industry



Industry Trends

Statistics provided by Kampgrounds of America ("KOA") in 2017.



Millennials Fueling Growth

- 31% of the total US population
- 38% of all campers
- 51% intend to increase the frequency in which they camp
- Willing to try RVs at the same rate as tents
- More apt to camp in groups

LCI INDUSTRIES

Camping Industry

Statistics provided by Kampgrounds of America ("KOA") in 2017.



44%
Active Campers
55.9 million*



60%
Tent Campers
33.5 million



22%
RV Campers
12.3 million



17%
Cabin Campers
9.5 million

66%
Camp Every Year
37.1 million

9%
Camp Every Other Year
4.8 million

25%
Camp Occasionally
14.0 million

* Estimates based on 126 million households. All other (1%) 0.6 million.

LCI INDUSTRIES

Disciplines

Fabric and Woodworking	Electronics and Plastic Forming	Steel and Aluminum Fabrication	Lamination and Glass Fabrication	Steel and Aluminum Welding	Motion-Systems
					

LCI INDUSTRIES

› 2016 – 2018 Acquisitions[1]

($ in millions)	Purchase Price	Historical Sales	Description
Highwater Furniture	10.0	20	Pontoon furniture manufacturing operation of Highwater Marine, part of the largest manufacturer of pontoon boats in the U.S.
Flair Interiors	8.1	25	Manufacturer of RV furniture and mattresses
Project 2000[2]	18.8	14	Italian manufacturer of bed lifts and retractable steps, establishing European footprint
Atwood Seating & Chassis	12.5	30	RV seating and chassis component operation of Atwood Mobile Product, a subsidiary of Dometic Group
SessaKlein[2]	8.5	11	Italian manufacturer of rolling stock train windows
Lexington	40.1	60	Manufacturer of marine and RV furniture
Metallarte[2]	14.1	12	Italian manufacturer of entry and baggage doors to the European Caravan Industry
Taylor Made	88.9	150	Marine supplier to boat builders and the aftermarket
Total	$ 201.0	$322	

(1) In July 2015 the Company entered into the Furrion distribution and supply agreement which added approximately $85 million in net sales for the year ended December 31, 2017.
(2) Plus contingent consideration payable based on future sales.

LCI INDUSTRIES

Expanding Our Growth Potential(1)



Appliances & Electronics
Doors, Windows, Mattresses, Furniture and Awnings
Travel Trailer Leveling
Electronics
Chassis and Axles
RV Content
$1,830
Aftermarket
Axles
Doors, Windows, Mattresses and Furniture
Adjacent
$850
International
Marine Furniture
810
500
280
140
100
440
$4.2B
400
380
70
1,080

(1) Amounts (in millions) represent Management's estimate of the size of the addressable market, excluding the Company's current net sales to those markets.

LCI INDUSTRIES

› Content Per New Towable RV

- Approximately 71% of OEM Segment net sales are for Travel Trailer and Fifth-Wheel OEMs
- 100% market share in existing products would yield an estimated $7,400 per Towable RV, 44% penetration
- For 2017, Travel Trailer unit volume was up 18% y/y due in part to an increase of entry-level units
- Growth in RV "features" drives content increases



2001-2017 average content increase = $162 per year
$670
$862
$1,012
$1,281
$1,374
$1,542
$1,716
$1,847
$2,010
$2,148
$2,337
$2,690
$2,713
$2,816
$2,987
$3,022
$3,263
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017

LCI INDUSTRIES

At industry production levels for the year ended December 2017, each $100 increase in content adds approximately $43 million in sales for LCI.

› Content Per New Motorhome RV

- Approximately 8% of OEM Segment net sales are for Motorhome OEMs
- 100% market share in existing products would yield an estimated $6,000 per Motorhome RV, 37% penetration



2004-2017 average content increase = $168 per year
$31
$199
$336
$469
$658
$848
$669
$705
$1,227
$1,272
$1,602
$1,810
$2,011
$2,219
$330 Increase
$208 Increase
$201 Increase
$208 Increase
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017

LCI INDUSTRIES

At industry production levels for the year ended December 2017, each $100 increase in content adds approximately $6 million in sales for LCI.

Supplemental Schedules

LCI INDUSTRIES

Operating Results

Three Months Ended December 31

Financial Performance

($ in millions, except EPS)	2017[1]	2016	Change
Net Sales	$ 547.1	$ 402.9	36%
Operating Profit	$ 44.2	$ 40.6	9%
% of Sales	8.1%	10.1%	
Net Income	$ 17.5	$ 26.3	(34%)
Diluted EPS	$ 0.68	$ 1.05	(35%)
Adjusted Diluted EPS	$ 1.20	$ 1.05	14%

(1) During the fourth quarter of 2017, the Company recorded a provisional one-time non-cash tax charge of $13.2 million related to the enactment of the Tax Cuts and Jobs Act (the "TCJA"). The charge resulted from the re-measurement of the Company's deferred tax assets considering the TCJA's newly enacted tax rates. Adjusted non-GAAP net income was $30.7 million with diluted EPS of $1.20 per share.

LCI INDUSTRIES

Operating Results

Years Ended December 31 *Financial Performance*

($ in millions, except EPS)	2017[1]	2016	Change
Net Sales	$ 2,147.8	$ 1,678.9	28%
Operating Profit	$ 214.3	$ 200.9	7%
% of Sales	10.0%	12.0%	
Net Income	$ 132.9	$ 129.7	2%
Diluted EPS	$ 5.24	$ 5.20	1%
Adjusted Diluted EPS	$ 5.76	$ 5.20	11%

(1) During the fourth quarter of 2017, the Company recorded a provisional one-time non-cash tax charge of $13.2 million related to the enactment of the Tax Cuts and Jobs Act (the "TCJA"). The charge resulted from the re-measurement of the Company's deferred tax assets considering the TCJA's newly enacted tax rates. Adjusted non-GAAP net income was $146.1 million with diluted EPS of $5.76 per share.

LCI INDUSTRIES

Results By Segment

Three Months Ended December 31

FINANCIAL PERFORMANCE

($ in millions)	2017	2016	Change
Net Sales:			
OEM Segment	$ 505.9	$ 372.6	36%
Aftermarket Segment	41.2	30.3	36%
Operating Profit:			
OEM Segment	38.4	36.8	4%
Aftermarket Segment	5.8	3.8	51%
Operating Profit as a Percentage of Net Sales:			
OEM Segment	7.6%	9.9%	
Aftermarket Segment	14.0%	12.7%	

LCI INDUSTRIES

Results By Segment

Years Ended December 31

FINANCIAL PERFORMANCE

($ in millions)	2017	2016	Change
Net Sales:			
OEM Segment	$1,976.6	$ 1,548.1	28%
Aftermarket Segment	171.1	130.8	31%
Operating Profit:			
OEM Segment	190.3	180.9	5%
Aftermarket Segment	24.0	20.0	20%
Operating Profit as a Percentage of Net Sales:			
OEM Segment	9.6%	11.7%	
Aftermarket Segment	14.0%	15.3%	

LCI INDUSTRIES

Debt Position

($ in millions)	Debt	Cash and Investments	Net Cash (Debt)	Cash Utilized for Acquisitions During the Period
12/31/11	$ -	$ 7	$ 7	$ 50
12/31/12	-	10[(1)]	10[(1)]	1
12/31/13	-	66	66	5
12/31/14	16	-	(16)[(1)]	107
12/31/15	50	12	(38)[(1)]	41
12/31/16	50	86	36[(2)]	49
12/31/17	50	26	(24)[(3)]	63

(1) On December 20, 2012, January 6, 2014 and April 10, 2015, the Company paid special dividends of $2.00 per share of the Company's Common Stock, or an aggregate of $45 million, $47 million and $48 million, respectively.

(2) On June 17, April 15 and September 2, 2016, the Company paid dividends of $0.30 per share and on December 9, 2016, the Company paid a quarterly dividend of $0.50 per share of the Company's Common Stock, or an aggregate of $34.4 million.

(3) On June 2, March 17 and September 1, 2017, the Company paid dividends of $0.50 per share and on December 1, 2017 paid a dividend of $0.55 per share of the Company's Common Stock, or an aggregate of $51 million.

LCI INDUSTRIES

Cash Flow

($ in millions)

FINANCIAL PERFORMANCE

Significant use of cash items since December 31, 2009	
Acquisitions (29)[1]	$ 459
Capital expenditures	302
Dividends	258
Stock repurchases	2
Total	**$ 1,021**

LCI INDUSTRIES

(1) *Includes January 2018 acquisition of Taylor Made for $88.9 million*

› Cash Flow

FINANCIAL PERFORMANCE



Dividends
Capital Expenditures
Acquisitions
Operating Cash Flow
$220
$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$-
$0
2009
2010
2011
2012
2013 (1)
2014
2015
2016
2017
$5
$3
$63
$65
$22
$10
$33
$42
$74
$50
$24
$37
$78
$1
$32
$45
$73
$85
$5
$33
$47
$83
$149
$107
$42
$107
$118
$41
$29
$48
$95
$128
$49
$45
$34
$203
$201
$63
$87
$51
$155

Operating cash flow from 2009 to present ($ in millions)

(1) Cash dividend of $2.00 per share, or $47 million, declared in December 2013 and paid in January 2014.

LCI INDUSTRIES

Balance Sheets

FINANCIAL PERFORMANCE

($ in millions)	12/31/12	12/31/13	12/31/14	12/31/15	12/31/16	12/31/17
Total Assets	$ 374	$ 453	$ 544	$ 623	$ 787	$ 946
Total Debt	-	-	16	50	50	50
Cash & Investments	10	66	-	12	86	26
Stockholders' Equity	284[(3)]	314[(3)]	395	439[(3)]	550[(4)]	653[(5)]
Days Sales in A/R[(1)]	14 days	16 days	15 days	14 days	16 days	18 days
Inventory Turns[(2)]	7.8 turns	7.9 turns	8.2 turns	6.9 turns	7.5 turns	7.7 turns

(1) Days Sales in A/R is the most recent month's net sales divided by accounts receivable, net, at the end of the period. December 31 is the seasonal low point.
(2) Inventory Turns is cost of goods sold for the last twelve months divided by average inventory for the last twelve months.
(3) After cash dividends of $2.00 per share, paid in December 2012, declared in December 2013 and paid in January 2014, paid in April 2015, or $45 million, $47 million $48 million, respectively.
(4) After cash dividends of $0.30 per share, paid in April, June and September 2016 and $0.50 per share, paid in December 2016, totaling $34 million.
(5) After cash dividends of $0.50 per share, paid in June, March and September 2017 and $0.55 per share, paid in December 2017, totaling $51 million.

LCI INDUSTRIES

› Financial Strength

FINANCIAL PERFORMANCE

(12 months ended)	12/31/12	12/31/13	12/31/14	12/31/15	12/31/16	12/31/17
Return on Equity	13%	16%	17%	18%	26%	22%
Return on Assets	10%	12%	12%	12%	18%	15%
Return on Invested Capital[(1)]	22%	28%	26%	25%	41%	34%
Total Debt to Equity	0.00	0.00	0.04	0.11	0.09	0.08
Total Debt to EBITDA[(2)]	0.00	0.00	0.12	0.32	0.22	0.19

(1) ROIC is operating profit over average invested capital (total stockholders equity + indebtedness) – (cash, cash equivalents and short-term investments).
(2) EBITDA is net income plus income taxes, interest expense, depreciation and amortization (see supplemental schedule)

LCI INDUSTRIES

› Reconciliation of Net Income to EBITDA

FINANCIAL PERFORMANCE

($ in millions)	2010	2011	2012	2013	2014	2015	2016	2017
Net Income	$28.0	$30.1	$37.3	$50.1	$62.3	$ 74.3	$129.7	$132.9
Income Taxes	17.2	18.2	20.5	27.8	32.8	40.0	69.5	80.0
Interest Expense	0.2	0.3	0.3	0.4	0.4	1.9	1.7	1.4
Depreciation & Amortization	17.1	20.5	25.7	27.5	32.6	41.6	46.2	54.7
EBITDA	62.5	69.1	83.8	105.8	128.1	157.8	247.1	269.0
Capital Expenditures	10.1	24.3	32.0	32.6	42.5	29.0	44.7	87.2

LCI INDUSTRIES

Reconciliation of Segment Results to Consolidated

FINANCIAL PERFORMANCE

($ in millions)	2012	2013	2014	2015	2016	2017
Segment Net Sales:						
OEM	$ 865.9	$ 976.5	$ 1,127.0	$ 1,300.1	$ 1,548.1	$ 1,976.6
Aftermarket	35.2	39.1	63.8	103.0	130.8	171.1
Total Net Sales	$ 901.1	$ 1,015.6	$ 1,190.8	$ 1,403.1	$ 1,678.9	$ 2,147.8
Segment Operating Profit:						
OEM	$ 56.1	$ 74.6	$ 88.7	$ 105.2	$ 180.9	$ 190.3
Aftermarket	3.5	5.6	8.7	14.8	20.0	24.0
Total Segment Operating Profit	59.6	80.2	97.4	120.0	200.9	214.3
Severance	-	-	-	(3.7)	-	-
Sale of extrusion assets	-	-	(1.9)	-	-	-
Executive Succession	(1.5)	(1.9)	-	-	-	-
Total Operating Profit	$ 58.1	$ 78.3	$ 95.5	$ 116.3	$ 200.9	$ 214.3

LCI INDUSTRIES

Stock Price History

- LCI Industries has 25.0 million shares outstanding and a market capitalization of approximately $3.2 billion as of December 31, 2017



$140
$120
$100
$80
$60
$40
$20
$0
$5
$8
$14
$18
$28
$26
$27
$12
$21
$23
$25
$32
$51
$51
$61
$108
$130
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017

LCI INDUSTRIES

- Dates noted above are as of December 31, unless noted.
- Stock prices above are not adjusted for dividends.

LCI Industries
Industry Statistics Summary
TOWABLE RECREATIONAL VEHICLES (RV)

TOWABLES [1]	Wholesale Units [3]					Retail Units [4] [5]					Dealer Inventory Impact		
	Month		YTD		LTM	Month		YTD		LTM	Month	YTD	LTM
Dec-16	**27,900**	**20%**	**362,700**	**15%**	**362,700**	**13,920**	**17%**	**352,706**	**11%**	**352,706**	**13,980**	**9,994**	**9,994**
Jan-17	28,100	7%	28,100	7%	364,600	16,449	23%	16,449	23%	355,742	11,651	11,651	8,858
Feb-17	33,100	10%	61,200	9%	367,600	21,340	17%	37,789	19%	358,770	11,760	23,411	8,830
Mar-17	40,300	17%	101,500	12%	373,400	35,191	13%	72,980	16%	362,783	5,109	28,520	10,617
Apr-17	36,300	8%	137,800	11%	376,000	42,332	12%	115,312	14%	367,298	(6,032)	22,488	8,702
May-17	38,700	22%	176,500	13%	383,000	48,338	15%	163,650	15%	373,726	(9,638)	12,850	9,274
Jun-17	40,900	21%	217,400	14%	390,100	47,779	11%	211,429	14%	378,437	(6,879)	5,971	11,663
Jul-17	27,900	16%	245,300	15%	394,000	42,635	5%	254,064	12%	380,580	(14,735)	(8,764)	13,420
Aug-17	38,500	27%	283,800	16%	402,300	42,116	13%	296,180	12%	385,403	(3,616)	(12,380)	16,897
Sep-17	37,500	33%	321,300	18%	411,600	33,726	9%	329,906	12%	388,252	3,774	(8,606)	23,348
Oct-17	42,000	28%	363,300	19%	420,800	29,803	14%	359,709	12%	391,804	12,197	3,591	28,996
Nov-17	35,500	20%	398,800	19%	426,700	21,303	17%	381,012	12%	394,932	14,197	17,788	31,768
Dec-17	**30,700**	**10%**	**429,500**	**18%**	**429,500**	**15,026**	**8%**	**396,038**	**12%**	**396,038**	**15,674**	**33,462**	**33,462**
Change '07 - LTM '17			149,900	57%				106,594	38%				
Cumulative '07 - '16			---	---				---	---				1,951
2016			362,700	15%				352,706	11%				9,994
2015			314,400	5%				317,115	14%				(2,715)
2014			298,900	12%				277,345	11%				21,555
2013			268,000	10%				250,785	13%				17,215
2012			242,900	14%				222,777	8%				20,123
2011			212,900	7%				205,961	11%				6,939
2010			199,200	44%				186,010	13%				13,190
2009			138,300	-25%				164,254	-27%				(25,954)
2008			185,100	-29%				226,387	-19%				(41,287)
2007			261,700	-10%				278,809	4%				(17,109)

(1) Towables include Travel Trailers and Fifth-Wheels, which are the company's primary market. Does not include folding campers and truck campers.
(3) Wholesale published by the Recreational Vehicle Industry Association (RVIA).
(4) Retail provided by Statistical Surveys, Inc. Amounts typically revised in subsequent months as states complete reporting of registrations.
(5) Retail data does not include Quebec towable data for years prior to 2011 due to the inavailability of the data per Statistical Surveys, Inc. Retail data for Quebec towables is reflected in the retail statistics beginning in January 2011.

LCI INDUSTRIES

LCI Industries
Industry Statistics Summary
MOTORIZED RECREATIONAL VEHICLES (RV)

MOTORIZED [2]	Wholesale Units [3]					Retail Units [4]					Dealer Inventory Impact		
	Month		YTD		LTM	Month		YTD		LTM	Month	YTD	LTM
Dec-16	**4,200**	**11%**	**54,800**	**16%**	**54,800**	**2,384**	**8%**	**46,789**	**11%**	**46,789**	**1,816**	**8,011**	**8,011**
Jan-17	4,900	14%	4,900	14%	55,400	2,763	13%	2,763	13%	47,116	2,137	2,137	8,284
Feb-17	5,600	17%	10,500	15%	56,200	3,234	13%	5,997	13%	47,496	2,366	4,503	8,704
Mar-17	5,800	18%	16,300	16%	57,100	5,138	20%	11,135	17%	48,369	662	5,165	8,731
Apr-17	5,100	0%	21,400	12%	57,100	5,786	16%	16,921	16%	49,157	(686)	4,479	7,943
May-17	6,200	29%	27,600	15%	58,500	5,917	20%	22,838	17%	50,136	283	4,762	8,364
Jun-17	5,200	6%	32,800	14%	58,800	5,689	18%	28,527	17%	51,007	(489)	4,273	7,793
Jul-17	3,900	11%	36,700	14%	59,200	4,951	8%	33,478	16%	51,359	(1,051)	3,222	7,841
Aug-17	5,600	17%	42,300	14%	60,000	4,788	9%	38,266	15%	51,769	812	4,034	8,231
Sep-17	5,000	11%	47,300	14%	60,500	4,402	3%	42,668	14%	51,915	598	4,632	8,585
Oct-17	5,600	19%	52,900	14%	61,400	4,053	4%	46,721	13%	52,088	1,547	6,179	9,312
Nov-17	5,000	16%	57,900	14%	62,100	3,299	11%	50,020	13%	52,404	1,701	7,880	9,696
Dec-17	**4,700**	**12%**	**62,600**	**14%**	**62,600**	**2,410**	**1%**	**52,430**	**12%**	**52,430**	**2,290**	**10,170**	**10,170**
Change '07 - LTM '17			5,100	9%				734	1%				
Cumulative '07 - '16			---	---				---	---				29,627
2016			54,800	16%				46,789	11%				8,011
2015			47,300	8%				42,020	15%				5,280
2014			43,900	15%				36,477	16%				7,423
2013			38,300	36%				31,519	31%				6,781
2012			28,200	14%				23,979	6%				4,221
2011			24,800	-2%				22,525	1%				2,275
2010			25,200	91%				22,389	8%				2,811
2009			13,200	-53%				20,801	-35%				(7,601)
2008			28,300	-49%				32,239	-37%				(3,939)
2007			55,400	-1%				51,035	-4%				4,365

(2) Motorized includes Class A and Class C motorhomes. Does not include Class B.

(3) Wholesale published by the Recreational Vehicle Industry Association (RVIA).

(4) Retail provided by Statistical Surveys, Inc. Amounts typically revised in subsequent months as states complete reporting of registrations.

LCI INDUSTRIES


Market Shift
Share of new light-vehicle buyers by age
50%
40
30
20
10
0
Birth years
1946-1964
1977-1994
1965-1976
Before 1945
1995-2014
2010
'11
'12
'13
'14
'15*
*Through Nov.
Source: J.D. Power
THE WALL STREET JOURNAL.

Analyst Coverage

- **Citi Research**
  - Gregory Badishkanian – (212) 816-2720
- **CJS Securities**
  - Dan Moore – (914) 287-7600
- **CL King & Associates**
  - Scott Stember – (212) 364-1806
- **Sidoti & Company**
  - Stephen O'Hara – (212) 894-3329
- **Thompson Research Group**
  - Kathryn Thompson – (615) 891-6206
- **Baird**
  - Craig Kennison – (414) 765-3870
- **Northcoast Research**
  - Seth Woolf – (216) 468-6927
- **Wells Fargo***
  - Marc Torrente – (314) 875-2557

LCI INDUSTRIES

*Planning to initiate coverage

Appendix

LCI INDUSTRIES



Watch the video

LCI INDUSTRIES

Management Team



JASON LIPPERT, CEO
20+ years with LCI Industries



SCOTT MERENESS, PRESIDENT
20+ years with LCI Industries



BRIAN HALL, CFO
5+ years with LCI Industries

- **Average tenure of LCI's members of senior management is 15+ years with the company**

RVs - Industry Wholesale Shipments

(Compared to LCI's Performance)


Industry Units
Approximately 71% of LCI's OEM Segment net sales are for Travel Trailer and 5th Wheel RVs
OEM RV Net Sales
(Industry units in thousands, net sales in millions)
Motorhomes
Other Towables
Travel Trailers & 5th Wheels
LCI OEM RV Segment Net Sales
0
100
200
300
400
500
600
700
800
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018 P
257
49
51
157
$108
311
60
55
196
$171
321
62
45
214
$220
370
73
43
254
$348
384
61
42
281
$448
391
56
42
293
$509
353
55
36
262
$492
237
28
24
185
$368
166
15
138
$313
242
25
18
199
$445
252
25
14
213
$520
286
28
15
243
$692
321
38
15
268
$776
357
44
14
299
$912
374
47
13
314
$1,025
431
55
13
363
$1,216
505
63
12
430
$1,454
521
66
12
443
$1,565

- Projections for 2018 are the latest published by the RVIA (Winter 2017).
- OEM RV Segment Net Sales for 2009 and prior include an estimated four percent of aftermarket sales.

› RV Market

Towable RVs

(Approximately 71% of LCI's OEM Segment net sales)



87% of industry 2016 unit sales

59% of estimated 2016 wholesale dollar sales, or $10.9 billion Retail cost $4,000 to $100,000+ per unit. Average about $30,000

Motorhomes

(Approximately 8% of LCI's OEM Segment net sales)



13% of industry 2016 unit sales

41% of estimated 2016 wholesale dollar sales, or $7.6 billion Retail cost $41,000 to $400,000+ per unit. Average about $140,000

LCI INDUSTRIES

Why We are Optimistic







More economical family vacations

- Typical RV family vacation is 23 to 59 percent less expensive for a family of four according to RVIA studies

Positive demographics

- The number of consumers between the ages of 55 and 70 is projected to total 56 million by 2020
- Generation X and Millennials are a source of industry growth mainly in the entry-level market

Shift toward more RV-related activities

- College and NFL football games
- NASCAR events
- More active, shorter, "greener", & family oriented vacations

LCI INDUSTRIES

› RV Industry Trends


Units
Travel Trailer and 5th Wheel RVs, LCI's primary RV market
Wholesale
Retail
(Units in thousands)
450
400
350
300
250
200
150
100
50
0
262 279
185 226
138 164
199 186
213 206
243 223
268 251
299 277
314 317
363 353
430 395
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017

	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017
Estimated Dealer Inventory Change	(17)	(41)	(26)	13	7	20	17	22	(3)	10	35

- Cumulative dealer inventory change from 2006 to 2016 is estimated to be a net increase of 2, which indicates dealer inventories recently reached pre-recession levels. Industry wholesale production data for travel trailer and fifth-wheel RVs provided by the Recreation Vehicle Industry Association. Industry retail sales data provided by Statistical Surveys, Inc.
- December 2017 retail sales data for RVs has not been published yet, therefore 2017 retail data for RVs includes an estimate for December 2017 retail units. Retail sales data will likely be revised upwards in future months as various states report.

LCI INDUSTRIES

Number of U.S. Households that Own an RV
(in Millions)


10
9
8
7
6
5
4
1980
1984
1988
1993
1997
2001
2005
2011

Statistics provided by RV Consumer Demographic Profile – 2011.

Demographics

(RV Consumer Demographic Profile – 2011)

	2005	2011
Number of U.S. households that own an RV	7.9 million	8.9 million
Household ownership rates of RVs	8.0 %	8.5 %
Average age of all RVs	12.7 years	14.2 years
Average time consumers have owned their current RV	6.6 years	8.4 years
Age of typical RV owner	49 years	48 years
Average income of RV owner	$78,000	$75,000

Seven-in-ten RV owners plan to purchase another RV to replace their current unit, with 37% of these expecting to purchase a new RV. Current owners intending to purchase either a new or used RV plan to purchase in about five years on average.

LCI INDUSTRIES

What's Next…

- International RV
- Innovation/R&D
- Aftermarket
- OEM Adjacent Markets
- Acquisitions
- Additional Addressable Market

LCI INDUSTRIES

International RV Markets

- Europe is second to U.S. in unit production
- Acquired Project 2000 in 2016 – European footprint expanding bed-lifts
- Acquired Sessa Klein in 2017 – Train windows providing entry-point for caravan windows
- Acquired Metallarte in 2017 – Entry and compartment doors for the caravan market


LMC
Meine Welt

Research and Development

Focus on innovation

- Invested over $14 million in 2017
- Development, engineering, product testing
- We have inventors on staff
- Patent protected technology
- Pushing product development collaboratively with our customers
- We are an integral part of our customers' R&D teams



LCI INDUSTRIES

Aftermarket Opportunity

- LCI sells more than $1 billion in RV OEM components annually
- Established a strong service department on the supply side
- Dealers rely on us as a key technical resource for them to provide a higher level of satisfaction to customers
- Used RV market is estimated to be double the size of the new RV market each year
- Higher margins



› OEM Specialty Vehicle / Adjacent Markets

Bus



Heavy Truck



Fleet



Marine



Cargo



Train



LCI INDUSTRIES